FOURTH AMENDMENT AGREEMENT


     THIS FOURTH AMENDMENT AGREEMENT (this "Fourth Amendment") is entered into as of July 31, 2006 by and among Harvey Electronics, Inc., a New York corporation ("Borrower"), and Webster Business Credit Corporation ("Lender").

                                  Introduction

     Borrower and Lender are parties to a Loan and Security Agreement dated as of November 21, 2003 (as amended through the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender has agreed to make revolving credit loans and to provide certain other financial accommodations to Borrower.

     Borrower has requested certain amendments and waivers to the Loan Agreement. Lender is willing to effect the amendments and waivers of the Loan Agreement requested by Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Amendments to the Loan Agreement. Upon the date that this Fourth Amendment shall have been executed by each of the parties hereto and all conditions set forth in Section 3 of this Fourth Amendment have been satisfied, Borrower and Lender agree that the Loan Agreement shall be amended as follows:

     (a) Section 1.1 (Definitions) of the Loan Agreement is hereby amended by adding the following definitions alphabetically therein:

          "Borrowing Base Overadvance(s)" means an amount up to $300,000.

          "Borrowing Base Overadvance Interest Rate" means an interest rate equal to the Base Rate plus 1.0%.

          "Borrowing Base Overadvance Termination Date" means the first to occur of (i) a Default or Event of Default and (ii) September 30, 2006, provided, in the case of the foregoing clause (ii), that the Borrowing Base Overadvance Termination Date may be extended by the Borrower to a date (not beyond the Maturity Date) if (i) the Trinity Investment has closed, and
     (ii) the Borrower has delivered proceeds of the Trinity Investment to the Lender to cash collateralize on one hundred percent (100%) of the maximum amount of the Borrowing Base Overadvances.

          "Trinity Investment" means an investment by [Trinity] in the Borrower in the form of equity or subordinated debt, in either instance on terms and conditions satisfactory to the Lender in it Permitted Discretion, in the minimum amount of $4,000,000.

     (b) Section 2.2 of the Loan  Agreement is hereby  amended by deleting  such section in its entirety, and inserting in lieu thereof the following:

          2.2 Borrowing Base advances.

          Subject  to the  terms and  conditions  of this  Agreement,  including
     Section 3.3 hereof, at any time when Availability is $0.00, the Borrower may request Borrowing Base Overadvances in an amount at any one time outstanding not to exceed $300,000, provided, that in no event will the aggregate outstanding principal amount of Advances and Borrowing Base Overadvances exceed the Maximum Revolver Amount. Borrowing Base Overadanvces shall accrue interest at the Borrowing Base Overadvance Interest Rate, and may be requested by the Borrower, repaid and reborrowed (up to the Borrowing Base Overadvance Termination Date) in the same manner as Advances hereunder. Borrowing Base Overadvances shall constitute Obligations hereunder, and shall be secured by and entitled to the benefits of the Collateral for all purposes hereunder.

     (c) Section 4.7 of the Loan Agreement is hereby amended by deleting subsections (b) and (c) therefrom in their entireties, and inserting in lieu thereof the following:

          (b) Lender may from time to time obtain or conduct (in all events, at Borrower's expense) appraisals conducted by such appraisers as are satisfactory to Lender in its Permitted Discretion; provided that prior to the occurrence of an Event of Default, Borrower shall only be required to pay for such appraisals once per each 120-day period.

          (c) Lender may from time to time conduct commercial finance audits (in each event, at the Borrower's expense) of Borrower's Books; provided that Borrower shall only be required to pay for such audits once per each 120-day period unless an Event of Default has occurred or Borrower has failed to maintain an Excess Availability of at least $1,000,000 at all times, in which case such audits shall be conducted in Lender's Permitted Discretion (in each case at Borrower's expense).

     2. Lender's Rights. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof, other than the Identified Event of Default (defined below).

     3. Conditions Precedent to Fourth Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its Permitted Discretion constitute conditions precedent to the effectiveness of this Fourth Amendment (except that item 3(e)(ii) below shall be a condition subsequent):

     (a) Lender shall have received this Fourth Amendment, duly executed by Borrower;

     (b) the representations and warranties in this Fourth Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (c) after giving effect to this Fourth Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, and no Default or Event of Default shall result from the consummation of the transactions contemplated herein;

     (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against Borrower or Lender; and

     (e) Lender shall have received payment in full of (i) $5,000 upon the effective date of this Fourth Amendment, (ii) $5,000 upon the first funding of a Borrowing Base Overadvance, and (iii) its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Fourth Amendment.

     4. Waiver. Lender hereby waives the Event of Default arising under Section 7.21(b) of the Loan Agreement solely to the extent resulting from the Borrower having allowed EBITDA for the three month period ended June 30, 2006 to vary negatively by more than $330,000 from the EBITDA projected for such three month period in the Business Plan in effect on the date thereof (the "Identified Event of Default"). The foregoing provisions of this Section 4 relate solely to the Identified Event of Default and shall in no way be deemed or construed as a waiver by Lender of any other Default or Event of Default under the Loan Agreement or any other Loan Document, known or unknown, now existing or occurring subsequent to the date of this Fourth Amendment. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof and not specified herein as the Identified Event of Default.

     5. Representations and Warranties. Borrower hereby represents and warrants to the Lender that:

     (a) the execution, delivery, and performance of this Fourth Amendment, the Loan Agreement and the other Loan Documents (i) are within Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any approval or consent of any Person under any contractual obligation of the Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its charter, bylaws or other operative or formative documents or (C) any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

     (b) this Fourth Amendment has been duly executed and delivered by Borrower;

     (c) this Fourth Amendment and the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby, constitute Borrower's legal, valid, and binding obligations, enforceable against Borrower in accordance with their respective terms;

     (d) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, each as previously amended and as amended hereby, on its part to be observed or performed on or prior to the date hereof; and

     (e) after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

     6. Reaffirmation. Borrower further reaffirms all of its obligations under the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby.

     7. Effect on Loan Agreement. Except as expressly provided herein, the execution, delivery, and performance of this Fourth Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender.

     8. No Novation; Entire Agreement. This Fourth Amendment evidences solely the amendment of certain terms and provisions of Borrower's obligations under the Loan Agreement expressly set forth herein and is not a novation or discharge thereof. There are no other understandings, express or implied, between Lender and Borrower regarding the subject matter hereof.

     9. Choice of Law. The validity of this Fourth Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflicts of laws principles.

     10. Definitions and Construction.

     (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement, as amended hereby.

     (b) Upon and after the effectiveness of this Fourth Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     11. Counterparts; Telefacsimile Execution. This Fourth Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Fourth Amendment. Any party delivering an executed counterpart of this Fourth Amendment by facsimile also shall deliver a manually executed counterpart of this Fourth Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Fourth Amendment.

                   [Signatures appear on the following page.]

     IN WITNESS WHEREOF, Borrower and Lender caused this Fourth Amendment to be executed as of the date first above written.

                            BORROWER:

                            HARVEY ELECTRONICS, INC.


                            By:/s/Joseph J. Calabrese
                               --------------------------------
                               Joseph J. Calabrese
                               Executive Vice President and
                               Chief Financial Officer


                           LENDER:

                           WEBSTER BUSINESS CREDIT CORPORATION


                           By: /s/ Cynthia Tonucci
                               -------------------------
                               Name:  Cynthia Tonucci
                               Title: AVP, Account Executive